KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account

Supplement dated March 11, 2021 to the Prospectuses dated May 1, 2020 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract

Effective April 1, 2021, the Prospectuses are amended as follows:

Under the heading THE FUNDS, replace the fifth paragraph with the following:

The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. As of April 1, 2021, it is no longer closed and is open to new investors.

Under the heading TRANSFER PRIVILEGE, the first bullet point is removed.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.